PREFERRED STOCK	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Preferred Stock
PREFERRED STOCK
Sempra Energy and SDG&E are authorized to issue up to 50 million and 45 million shares of preferred stock, respectively. At December 31, 2016 and 2015, Sempra Energy and SDG&E have no preferred stock outstanding. The rights, preferences, privileges and restrictions for any new series of preferred stock would be established by each company’s board of directors at the time of issuance.
SoCalGas is authorized to issue up to 11 million shares of preferred stock. At December 31, 2016 and 2015, SoCalGas has the following preferred stock outstanding:

PREFERRED STOCK OUTSTANDING
(Dollars in millions, except per share amounts)
	December 31,
	2016	2015
$25 par value, authorized 1,000,000 shares:
6% Series, 79,011 shares outstanding	$3	$3
6% Series A, 783,032 shares outstanding	19	19
SoCalGas - Total preferred stock	22	22
Less: 50,970 shares of the 6% Series outstanding owned by Pacific Enterprises	(2)	(2)
Sempra Energy - Total preferred stock of subsidiary	$20	$20

None of SoCalGas’ outstanding preferred stock is callable and no shares are subject to mandatory redemption.
All outstanding shares have one vote per share, cumulative preferences as to dividends and liquidation preferences of $25 per share plus any unpaid dividends.
In addition to the outstanding preferred stock above, SoCalGas’ authorized preferred stock includes 5 million shares of series preferred stock and 5 million shares of preference stock, both without par value and with cumulative preferences as to dividends and liquidation value. The preference stock would rank junior to all series of preferred stock. Other rights and privileges of any new series of such stock would be established by the SoCalGas board of directors at the time of issuance.